Entergy Second Quarter 2003 Earnings Teleconference

J. Wayne Leonard
Chief Executive Officer

C. John Wilder
Executive Vice President and Chief Financial Officer

July 28, 2003

Entergy

Safe Harbor and Reg G Compliance

<u>The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995</u>: From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations and various performance-based rate discussions, and other regulatory decisions, including those related to Entergy's utility supply plan, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities – particularly the ability to extend or replace the existing power purchase agreements for the Non-Utility Nuclear plants – and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading electricity, natural gas, and other energy-related commodities, resolution of pending investigations of Entergy-Koch's past trading practices, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of SeTrans or another regional transmission organization, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy's strategies to reduce taxes, the effects of litigation, changes in accounting standards, changes in corporate governance and securities law requirements and Entergy's ability to attract and retain talented management and directors.

The following presentation includes non-GAAP measures when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of each of these measures to the most directly comparable GAAP measure in our earnings release which is posted on our website at www.entergy.com/earnings.

Quarter Highlights

Operational Earnings Per Share
2Q02 vs. 2Q03



$1.17
$1.17
2Q02
2Q03

Net Margin – Operational
12 Months Ended; %



19%
9.1
10.8
2Q02
2Q03

ROIC – Operational
12 Months Ended; %



6%
7.1
7.5
2Q02
2Q03

ROE – Operational
12 Months Ended; %



14%
10.3
11.7
2Q02
2Q03

Net Debt to Net Capital
12 Months Ended; %



5%
49.1
46.5
2Q02
2Q03

As-Reported and Operational Earnings

Earnings Per Share
2Q02 vs. 2Q03


1.06
1.17
0.89
1.17
2Q02
2Q03

Special Items	
ECS - asset impairments	(0.04)
ECS - turbine commitment	0.10
ECS - restructuring	(0.17)
Total	(0.11)

Special Items	
Utility – River Bend loss provision	(0.28)
Total	(0.28)

As-Reported | Operational

Lower Utility and Nuclear Results Offset By Increased Trading Earnings

Operational Earnings Per Share
2Q02 vs. 2Q03



$1.17
$1.17
$0.10
$0.24
$0.85
($0.02)
$0.21
$0.19
$0.81
($0.04)
ECS
Nuclear
Utility
Parent
2Q02
2Q03

Key Earnings Drivers
2Q02 vs. 2Q03

Utility

- Decreased sales volume primarily due to industrial customers
- Lower O&M expense due to absence of ice storm settlement

Nuclear

- Lower revenue due to planned and unplanned outages
- Higher refueling outage amortization expense

Energy Commodity Services

- Increased optimization and point-of-view trading profits
- Lower throughput offset by higher transportation margins

Parent

- Higher interest expense

Utility Quarterly Operational Performance Measures

Operational Earnings Per Share
2Q02 vs. 2Q03


5%
0.85
0.81
2Q02
2Q03

2nd Quarter Highlights - Utility

Retail Sales
GWh


24,262
23,554
2Q02
2Q03

Retail sales decreased by 3% due to mild weather and lower industrial demand

Weather Impact
$/Share


2Q02
2Q03
0.00
(0.03)

Weather impact was negative; last year weather was normal

O&M Expense
$/MWh


23.87
19.30
2Q02
2Q03

O&M expense decreased primarily due to absence of ice storm settlement

Entergy Nuclear Quarterly Operational Performance Measures

Operational Earnings Per Share
2Q02 vs. 2Q03



21%
0.24
0.19
2Q02
2Q03

2nd Quarter Highlights - Nuclear

Total Generation
GWh



7,449
7,342
2Q02
2Q03

Output decreased 1% due to planned and unplanned outages offset by addition of Vermont Yankee

Realized Price
$/MWh



39.88
39.78
2Q02
2Q03

Realized price was essentially unchanged

Production Cost
$/MWh



19.40
20.85
2Q02
2Q03

Production cost rose primarily due to increased refueling outage amortization expense

Nuclear Output Sold Forward

Entergy Nuclear Sold Forward Position
4Q02 vs. 2Q03; % sold

	2003	2004	2005	2006	2007
Sold Forward at 12/31/02	100	91	27	24	21
Sold Forward at 6/30/03	100	98	39	35	28
% Change	-	+8	+44	+46	+33
4Q02 Average Contract Price ($/MWh)	$37	$38	$36	$32	$31
2Q03 Average Contract Price ($/MWh)	$37	$38	$37	$35	$34
% Change	-	-	+3	+9	+10

Energy Commodity Services Quarterly Operational Performance Measures

2nd Quarter Highlights - Pipeline

Operational Earnings Per Share
2Q02 vs. 2Q03


110%
0.21
0.10
2Q02
2Q03

Throughput
Bcf/day


2.31
1.90
2Q02
2Q03

Throughput declined due to limited gas supply and the impact of fuel-switching

Production Cost
$/mmbtu


$0.138
$0.096
2Q02
2Q03

Production cost increased primarily due to throughput decline

Energy Commodity Services Quarterly Operational Performance Measures

2nd Quarter Highlights – Entergy-Koch Trading

Trading Volatility
Gas and Power; %



54
51
45
52
2Q02
2Q03
Gas
Power

Volumes Traded
Bcf/d (gas); TWh (power)



90
101
5.8
5.3
2Q02
2Q03

Average De@r
$M



24%
10.4
12.9
2Q02
2Q03

Earnings / Average De@r
times



325%
0.8
3.4
2Q02
2Q03

Entergy-Koch, LP
Cash Flow and Dividends

Adjusted Operating Cash Flow vs. Earnings Contribution to Entergy
1Q01* – 2Q03; $B



0.6
0.4
0.2
0.0
-0.2
Entergy-Koch, LP's OCF minus
Net Working Capital Changes
Entergy's Earnings Contribution
from Entergy-Koch, LP
1Q01
4Q01
3Q02
2Q03

Dividends to Entergy
2Q02 vs. 2Q03; $M



75
0
2Q02
2Q03

** from inception (Feb. 1, 2001)*

Operating Cash Flow Drivers

Operating Cash Flow
2Q02 vs. 2Q03; $M



449
475
2Q02
2Q03

Deferred Fuel Balance by Company
2Q03; $M (Over)/Under recovered



Annual Reset
Semi-Annual
Quarterly
60 Days or Less
-25
37
139
68
78
-3
EAI
EGSI LA
EGSI TX
ELI
EMI
ENOI

Deferred Fuel Balance
2Q00 through 2Q03; $M



800
600
400
200
0
6/00
12/00
6/01
12/01
6/02
12/02
6/03
$435
$294

2003 Operating Cash Flow Forecast


2003 Operating Cash Flow Forecast
$B
0.5
0.4 – 0.5
0.5
0.4
1.8 - 1.9
1st Half 2003
Earnings
Depreciation/ Amortization
Working Capital
2003E
2nd Half 2003

Expectations for Rest of 2003 - Utility

Operational Earnings Per Share
2002 vs. 2003


$2.57
$2.70 - $2.75
$1.26
$1.32 - $1.37
$1.31
$1.38
2nd Half
7%
1st Half
5%
2002
2003

Drivers of 2nd Half Earnings
2H02 vs. 2H03

Rate actions

- Increased revenues from rate actions at EMI and ENOI

Sales changes

- Sales growth due to economic recovery offset by cogeneration loss

Increased expenses

- Higher O&M, depreciation, and other expenses

Expectations for Rest of 2003 - Nuclear

Operational Earnings Per Share
2002 vs. 2003



$0.88
$0.85 - $0.90
$0.46
$0.50 - $0.55
$0.42
$0.35
2nd Half
14%
1st Half
17%
2002
2003

Drivers of 2nd Half Earnings
2H02 vs. 2H03

Higher capacity factors
- No refueling outages at Fitzpatrick, Indian Point 2, and Vermont Yankee

Other output increases
- Full year addition of Vermont Yankee
- Power uprates

Reduced contract prices
- Slightly lower PPA prices

Increased amortization expense
- Higher outage amortization expense

Decreased operating costs
- Lower O&M and other expenses

Expectations for Rest of 2003
Energy Commodity Services

Operational Earnings Per Share
2002 vs. 2003


$0.70 - $0.75
$0.08 - $0.13
2nd Half
$0.53
54%
$0.23
$0.62*
1st Half
$0.30
107%
2002
2003

Assumptions for 2nd Half Earnings

Income from trading operations

- Earnings from financial and physical optimization, as well as successful execution of point-of-view trading strategy

Income from pipeline operations

- Earnings from gas transportation and storage

Income sharing

- 2nd half guidance is based upon 50/50 sharing, consistent with Entergy's ownership share

** includes disproportionate sharing from EK realized in 1st half of 2003*

2003 Earnings Guidance Increased

Operational Earnings Per Share
2002 vs. 2003


$3.75 - $3.95*
$0.35 - $0.40
$0.90 - $0.95
$2.70 - $2.75
($0.15 - $0.20)
$4.05 - $4.25**
$0.70 - $0.75
$0.85 - $0.90
$2.70 - $2.75
($0.15 - $0.20)
ECS
Nuclear
Utility
Parent
Original 2003 Guidance*
Updated 2003 Guidance

Revised Guidance Assumptions

Utility, Parent

- Guidance unchanged

Nuclear

- Reduced revenue due to unplanned outages

Energy Commodity Services

- Increased income from commodity trading
- Higher earnings due to YTD disproportionate sharing

** assumes 50/50 sharing of EK earnings*

*** includes disproportionate sharing from EK realized in 1st half of 2003*

2004 Earnings Guidance Released



Operational Earnings Per Share
2003 vs. 2004
$4.05 - $4.25*
$4.10 - $4.30
$0.70 - $0.75
$0.35 - $0.40
ECS
$0.85 - $0.90
$1.10 - $1.15
Nuclear
$2.50 - $2.60
$2.65 - $2.75
Utility, Parent & Other
2003 Guidance
2004 Guidance

* *includes disproportionate sharing from EK realized in 1st half of 2003*

2004 Guidance Assumptions

Utility, Parent & Other

- Increased revenue from sales growth and rate actions
- Decreased O&M expense from productivity improvements
- Lower interest costs offset by higher depreciation and other expenses

Nuclear

- Increased revenue from higher contract pricing
- Increased revenue from MWhs added by uprates
- Decreased O&M expense from productivity improvements

Energy Commodity Services

- Reduced earnings due to end of disproportionate sharing
- Increased income from pipeline growth offset by conservative trading expectations

Q&A Session

Entergy